Return to 10-K

EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Raymond James Financial, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas A. James
Thomas A. James
Chief Executive Officer
December 14, 2006

/s/ Jeffrey P. Julien
Jeffrey P. Julien
Chief Financial Officer
December 14, 2006